SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 19, 2002
(Date of earliest event reported)

DELTAGEN, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-31147	94-3260659
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

740 Bay Road Redwood City, CA	94063
(Address of principal executive offices)	(Zip Code)

(650) 569-5100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Item 5.    Other Events.

1.    On February 19, 2002, Deltagen, Inc. (“Deltagen”) announced the closing of an agreement with Bristol-Myers Squibb Company to purchase all outstanding equity interests in BMSPRL, L.L.C. (f/k/a Combichem, Inc.). Further details regarding this announcement are contained in Deltagen’s news release dated February 19, 2002 attached as an exhibit hereto and incorporated herein by reference.

2.    On February 19, 2002, Deltagen announced the execution of a target validation and research collaboration agreement with Stanford University. Further details regarding this announcement are contained in Deltagen’s news release dated February 19, 2002 attached as an exhibit hereto and incorporated herein by reference.

Item	7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    Not applicable

(b)    Not applicable

(c)    See attached Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DELTAGEN, INC.

By:	/s/ JOHN E. BURKE
John E. Burke Senior Vice President of Intellectual Property and General Counsel

Date: February 19, 2002

EXHIBIT INDEX

Number	Exhibit

99.1	Deltagen, Inc. News Release dated February 19, 2002.

99.2	Deltagen, Inc. News Release dated February 19, 2002.